Exhibit 99.12

Term Sheet
Dated May 25, 2005
Subject to Revision

Capital Auto Receivables Asset Trust 2005-1

Issuer

$2,289,825,000 Asset Backed Notes, Class A
$122,803,000 Asset Backed Notes, Class B
$46,051,000 Asset Backed Notes, Class C

Capital Auto Receivables, Inc.
Seller

General Motors Acceptance Corporation
Servicer

The trust will offer the following classes of notes to the public:

	Class A-2 Notes
			Class A-3	Class A-4	Class A-5	Class B	Class C
	A-2a Notes	A-2b Notes	Notes	Notes	Notes	Notes	Notes

Principal Balance	$450,000,000	$250,000,000	$600,000,000	$760,000,000	$229,825,000	$122,803,000	$46,051,000

Interest Rate

Final Scheduled Distribution Date	July 16, 2007	July 16, 2007	April 15, 2008	July 15, 2009	January 15, 2010	June 15, 2010	September 15, 2010

Price to Public

Underwriting Discount	0.125%	0.125%	0.150%	0.175%	0.250%	0.300%	0.350%

Proceeds to Seller

Credit Enhancement and Liquidity

•	Reserve account, with an initial deposit of $15,350,406.12.

•	Overcollateralization in an initial amount of $30,701,224.17.

•	Class D asset backed notes, with a principal balance of $30,701,000. The Class D notes are not being offered under this term sheet or the prospectus supplement.

•	The Class D notes are subordinated to the Class A notes, the Class B notes and the Class C notes.

•	The Class C notes are subordinated to the Class A notes and the Class B notes.

•	The Class B notes are subordinated to the Class A notes.

Underwriters for the Class A notes and the Class B notes:

BNP Paribas	Citigroup	HSBC

Calyon Securities (USA) Scotia Capital	Daiwa Securities America Inc SG CIB	RBC Capital Markets Wachovia Securities

Underwriters for the Class C notes:

BNP Paribas	Citigroup	HSBC

IMPORTANT INFORMATION ABOUT THIS TERM SHEET

None of the underwriters, General Motors Acceptance Corporation, the issuer, the seller or any of their respective affiliates makes any representation as to the accuracy or completeness of the information set forth in this term sheet. The information contained in this term sheet only addresses some aspects of the applicable security’s characteristics and does not provide a complete assessment. So, the information contained in this term sheet may not reflect the impact of all structural characteristics of the securities. Due to changes in circumstances, we may modify the assumptions underlying the information set forth in this term sheet, including structure and collateral, from time to time.

We have filed a registration statement (including a prospectus and a form of prospectus supplement) relating to the trust with the SEC and it is effective. In connection with this offering, after the securities have been priced and all of the terms and information related to this transaction are finalized, we will file with the SEC an updated prospectus supplement relating to the securities offered by the trust. This communication is not an offer to sell or the solicitation of an offer to buy, nor will there be any sale of the securities of the trust, in any state in which an offer, solicitation or sale would be unlawful before the registration or qualification under the securities laws of that state. A sale of the securities of the trust will not be consummated unless the purchaser has received both the final prospectus supplement and the prospectus. Neither the SEC nor any state securities commission has approved or disapproved these securities or determined that this term sheet, the prospectus supplement or the prospectus is accurate or complete. Any representation to the contrary is a criminal offense. Any investment decision by you should be based on the information in the final prospectus supplement and the prospectus, which will be current as of their publication dates and after publication may no longer be complete or current.

You may obtain a final prospectus supplement and a prospectus by contacting BNP Paribas Securities Corp. at (212) 841-2565, Citigroup Global Markets Inc. at (212) 723-6171 or HSBC Securities (USA) Inc. at (212) 525-3785.

-i-

Summary of Transaction Parties*

GENERAL MOTORS ACCEPTANCE CORPORATION (Servicer and Contingent Swap Counterparty)
CAPITAL AUTO RECEIVABLES, INC. (Seller)
DEUTSCHE BANK TRUST COMPANY DELAWARE (Owner Trustee)
HSBC BANK USA N.A. (Swap Counterparty)
CAPITAL AUTO RECEIVABLES ASSET TRUST 2005-1 (Issuer)
JPMORGAN CHASE BANK, N.A. (Indenture Trustee)
CLASS A-1 NOTES (not offered hereby)
CLASS A-2, A-3, A-4, A-5, B and C NOTES
CLASS D NOTES (not offered hereby)
CERTIFICATES (not offered hereby)

* This chart provides only a simplified overview of the relations between the key parties to the transaction. Refer to the prospectus supplement and the prospectus for a further description.

-ii-

Summary of Monthly Deposits to and Withdrawals from Accounts*

Servicer
Payments on Receivables
Obligors on Receivables
Principal & Interest on Receivables
Servicer Advances
Reimbursements of Servicer Advances
Warranty & Administrative Payments
Total Servicing Fees
Swap Counterparty
Floating Swap Payments
Fixed Swap Payments
Collections Account
Deposits to Reserve Account
Withdrawals from Reserve Account
Reserve Account
Interest & Principal
Payments on Certificates
Note Distribution Account
Certificate Distribution Account
Interest & Principal
Payments on Certificates
Noteholders
Certificate Holders

*This chart provides only a simplified overview of the flow of funds. Refer to the prospectus supplement and the prospectus for a further description.

-iii-

You can find the definitions of all capitalized terms used below that are not defined in this term sheet in the prospectus of Capital Auto Receivables, Inc., filed on August 5, 2003 with the registration statement pertaining to Capital Auto Receivables Asset Trusts. A copy of the prospectus is available from the SEC. This term sheet will be superseded by a prospectus supplement to be dated May ___, 2005. Your investment decision should be based solely on the information in the final prospectus supplement and the prospectus.

THE PARTIES

Issuer

Capital Auto Receivables Asset Trust 2005-1 will be the issuer of the notes and the certificates.

Seller

Capital Auto Receivables, Inc. will be the seller to the trust.

Servicer

General Motors Acceptance Corporation will be the servicer for the trust.

Indenture Trustee

JPMorgan Chase Bank, N.A.

Owner Trustee

Deutsche Bank Trust Company Delaware.

THE NOTES

The trust will offer the eight classes of notes listed on the cover page of this term sheet. We sometimes refer to these notes as the “offered notes.”

The trust will also issue Class A-1 notes with an initial principal balance of $550,000,000 and Class D notes with an initial principal balance of $30,701,000. The Class A-1 notes will have a final scheduled distribution date of June 15, 2006 and the Class D notes will have a final scheduled distribution date of May 15, 2012. The Class A-1 notes and the Class D notes are not being offered under this term sheet or the prospectus supplement.

Interest Payments

The interest rate for each class of notes will be a fixed rate, a floating rate or the combination of a fixed rate and a floating rate if that class has both a fixed rate tranche and a floating rate tranche. We refer in this term sheet to notes that bear interest at a floating rate as “floating rate notes,” and to notes that bear interest at a fixed rate as “fixed rate notes.”

If the trust issues floating rate notes, the trust will enter into an interest rate swap with a swap counterparty with respect to each class or tranche of floating rate notes.

Interest will accrue on the notes from and including the closing date.

The trust will pay interest on the notes on the fifteenth day of each calendar month, or if that day is not a business day, the next business day, beginning on June 15, 2005. We refer to these dates as “distribution dates.”

The trust will pay interest on fixed rate notes (other than the Class A-1 notes) on each distribution date based on a 360-day year consisting of twelve 30-day months. The trust will pay interest on floating rate notes and the Class A-1 notes on each distribution date based on the actual days elapsed during the period for which interest is payable and a 360-day year.

Interest payments on all classes of the Class A notes will have the same priority. Interest payments on all classes of the Class B notes will have the same priority.

The payment of interest on the Class B notes is subordinated to the payment of interest on, and in limited circumstances payments of principal of, the Class A notes, the payment of interest on the Class C notes is subordinated to the payment of interest on, and in limited circumstances payments of principal of, the Class A notes and the Class B notes, and the payment of interest on the Class D notes is subordinated to the payment of interest on, and in limited circumstances payments of principal of, the Class A notes, the Class B notes and the Class C notes, in each case to the extent described in “Priority of Distributions” below. No interest will be paid on the Class B notes on any distribution date unless all interest due and payable on the Class A notes has been paid, no interest will be paid on the Class C notes on any distribution date unless all interest due and payable on the Class A notes and the Class B notes has been paid, and no interest will be paid on the Class D notes on any distribution date unless all interest due and payable on the Class A notes, the Class B notes and the Class C notes has been paid.

Principal Payments

The trust will pay principal on the notes monthly on each distribution date.

The trust will make principal payments on the notes based on the amount of collections and defaults on the receivables during the prior month.

On each distribution date, except as described below under “Priority of Distributions—Acceleration,” the amounts available to make principal payments on the notes will be applied:

(1) to the Class A-1 notes, until the Class A-1 notes are paid in full;

(2) to the Class A-2 notes, pro rata among the Class A-2a and A-2b notes, until the Class A-2 notes are paid in full;

(3) to the Class A-3 notes, until the Class A-3 notes are paid in full;

(4) to the Class A-4 notes, until the Class A-4 notes are paid in full;

(5) to the Class A-5 notes, until the Class A-5 notes are paid in full;

(6) to the Class B notes, until the Class B notes are paid in full;

(7) to the Class C notes, until the Class C notes are paid in full; and

(8) to the Class D notes, until the Class D notes are paid in full.

The failure of the trust to pay any class of notes in full on or before its final scheduled distribution date will constitute an event of default.

THE CERTIFICATES

The trust will issue certificates, which are not being offered under this term sheet or the prospectus supplement. The certificates will initially be retained by the seller and may subsequently be sold to a third party, at the seller’s option.

THE RECEIVABLES

Trust Property

The primary assets of the trust will be a pool of fixed rate retail instalment sales contracts and direct purchase money loans used to finance the purchase of new and used cars and light trucks. We refer to the persons who financed their purchases with these contracts and loans as “obligors.” A portion of the contracts and loans sold to the trust on the closing date were acquired or originated by GMAC or its subsidiaries under special incentive rate financing programs, and we refer to these contracts and loans as “subvented receivables.” We refer to the remaining contracts and loans that are not subvented receivables and are sold to the trust on the closing date as “non-subvented receivables.” We use the term “receivables” to mean both subvented receivables and non-subvented receivables. Further, when we use the term “remaining payments” on receivables as of a specific date, we mean all scheduled payments on scheduled interest receivables that are due on and after the specified date and all payments on simple interest receivables that have not been received prior to the specified date.

The receivables in the trust will be sold on the closing date by GMAC to the seller, and then by the seller to the trust. The trust will grant a security interest in the receivables and the other trust property to the indenture trustee on behalf of the noteholders.

The trust property will, subject to other specific exceptions described in the prospectus, also include:

•	the remaining payments on the receivables as of a cutoff date of May 1, 2005, and monies received with respect to those remaining payments; we refer to this date as the “cutoff date;”

•	amounts held on deposit in trust accounts maintained for the trust;

•	security interests in the vehicles financed by the receivables;

•	any recourse GMAC has against the dealers from which it purchased the receivables;

•	any proceeds from claims on insurance policies covering the financed vehicles;

•	the interest rate swaps and contingent assignment, if any, described below;

•	specified rights of the seller under its purchase agreement with GMAC; and

•	all rights of the trust under the related transfer agreement with the seller.

Receivables Principal Balance

The initial aggregate discounted principal balance of the subvented receivables to be sold to the trust on the closing date, which is the present value of all remaining payments on the subvented receivables as of the cutoff date, discounted at 7.50%, was $2,170,048,905.87. The initial aggregate principal balance of the non-subvented receivables as of the cutoff date was $900,032,318.30. The combined initial aggregate principal balance of all the receivables, as calculated for each type of receivable as set forth above, as of the cutoff date was $3,070,081,224.17. We refer to this initial balance as the “initial aggregate receivables principal balance.” We refer to the aggregate principal balance of all receivables, as calculated for each type of receivable as of any given time, as the “aggregate receivables principal balance.”

Overcollateralization

The initial aggregate receivables principal balance will exceed the aggregate principal balance of the notes on the closing date by approximately 1.00% of the initial aggregate receivables principal balance. We use the term “overcollateralization target amount” to mean 1.00% of the initial aggregate receivables principal balance.

Amount Financed

We refer to the aggregate amount advanced under each receivable toward the purchase price of the related financed vehicle and other related property minus payments allocable to principal previously made or due prior to the applicable cutoff date, as the “amount financed.” The amount financed will generally be the outstanding undiscounted principal balance of that receivable on the cutoff date, and will be described in more detail in the prospectus supplement and the prospectus. Further, when we use the term “aggregate amount financed,” we mean the aggregate of the amount financed for each receivable as of its applicable cutoff date.

PRIORITY OF DISTRIBUTIONS

The trust will distribute available funds in the following order of priority:

•	basic servicing fee payments to the servicer;

•	net amount payable, if any, to the swap counterparty, other than swap termination amounts;

•	interest on the Class A notes and any swap termination amounts on interest rate swaps related to the Class A notes, pro rata;

•	principal on the notes in an amount equal to the excess, if any, of the aggregate principal balance of the Class A notes over the aggregate receivables principal balance;

•	interest on the Class B notes and any swap termination amounts on interest rate swaps related to the Class B notes, pro rata;

•	principal on the notes in an amount equal to the excess, if any, of the aggregate principal balance of the Class A notes and the Class B notes — reduced by the amount of principal allocated to the notes above — over the aggregate receivables principal balance;

•	interest on the Class C notes;

•	principal on the notes in an amount equal to the excess, if any, of the aggregate principal balance of the Class A notes, the Class B notes and the Class C notes — reduced by the amounts of principal allocated to the notes above — over the aggregate receivables principal balance;

•	interest on the Class D notes;

•	principal on the notes in an amount equal to the excess, if any, of the aggregate principal balance of the notes — reduced by the amounts of principal allocated to the notes above — over the aggregate receivables principal balance;

•	deposits into the reserve account until the amount in the reserve account equals the specified reserve account balance;

•	principal on the notes in an amount equal to the lesser of either the aggregate principal balance of the notes, or the amount by which the aggregate principal balance of the notes — reduced by the amounts of principal allocated to the notes above — exceeds an amount equal to the aggregate receivables principal balance minus the overcollateralization target amount;

•	additional servicing fee payments to the servicer; and

•	any remaining amounts to the certificateholder.

Acceleration

If an event of default occurs and the notes are accelerated, until the time when all events of default have been cured or waived as provided in the indenture, the trust will pay interest and principal first on the Class A notes, pro rata among the Class A notes. No interest or principal will be payable on the Class B notes until all principal of and interest on the Class A notes have been paid in full, no interest or principal will be payable on the Class C notes until all principal of and interest on the Class A notes and the Class B notes have been paid in full, and no interest or principal will be payable on the Class D notes until all principal of and interest on the Class A notes, the Class B notes and the Class C notes have been paid in full.

RESERVE ACCOUNT

On the closing date, the seller will deposit $15,350,406.12 in cash or eligible investments into the reserve account. Collections on the receivables, to the extent available for this purpose, will be added to the reserve account on each distribution date. We use the term “specified reserve account balance” to mean the lesser of 0.50% of the initial aggregate receivables principal balance and the aggregate principal balance of the notes.

To the extent that funds from principal and interest collections on the receivables are not sufficient to pay amounts that are prior to the deposits into the reserve account as described under “Priority of Distributions” above, the amount deposited in the reserve account provides an additional source of funds for those payments.

INTEREST RATE SWAPS

If the trust issues one or more classes or tranches of floating rate notes, the trust will enter into an interest rate swap with a swap counterparty with respect to each class or tranche of floating rate notes.

Under each interest rate swap, on the business day prior to each distribution date, the trust will be obligated to pay the swap counterparty a fixed interest rate and the swap counterparty will be obligated to pay the trust a floating interest rate of LIBOR plus an applicable spread. For each swap, the notional amount will equal the outstanding principal balance of the related class or tranche of floating rate notes.

SERVICING FEES

The trust will pay the servicer a monthly 1% per annum basic servicing fee as compensation for servicing the receivables. The servicer will also be entitled to any late fees, prepayment charges and other administrative fees and expenses collected during the month and investment earnings on the trust accounts. The trust will also pay the servicer an additional monthly servicing fee of up to 1% per annum as described in the prospectus, which will be subordinated to all payments on the notes.

REDEMPTION OF THE NOTES

When the aggregate receivables principal balance declines to 10% or less of the initial aggregate receivables principal balance, the servicer (or if the servicer does not exercise the option, a holder of all of the certificates, that is not the seller, the depositor or any affiliate thereof) may purchase all of the remaining receivables at a price equal to the greater of (1) the remaining unpaid principal balance of the notes, plus accrued and unpaid interest, and any amounts payable to the swap counterparty under any interest rate swap and any accrued and unpaid basic servicing fee payments and (2) the lesser of (a) the unpaid aggregate receivables principal balance plus accrued and unpaid interest and (b)the fair market value of the receivables.

If the servicer exercises its option to purchase the receivables, any certificateholder (other than the seller, the depositor or any affiliate thereof) may purchase the receivables from the servicer at a price equal to the price that the servicer paid for such receivables.

If the servicer or an eligible certificateholder exercises its option to purchase the receivables, the outstanding notes will be redeemed at a price equal to the remaining unpaid principal balance of the notes, plus accrued and unpaid interest.

TAX STATUS

Kirkland & Ellis LLP, special tax counsel, will deliver its opinion that:

•	the offered notes will be characterized as indebtedness for federal income tax purposes; and

•	the trust will not be taxable as an association or publicly traded partnership taxable as a corporation.

Each noteholder, by the acceptance of a note, will agree to treat the notes as indebtedness for federal, state and local income and franchise tax purposes.

ERISA CONSIDERATIONS

Subject to further considerations to be discussed under the caption “ERISA Considerations” in the prospectus supplement and the prospectus, the offered notes may be purchased by or for the account of (i) an “employee benefit plan” as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) that is subject to the provisions of Title I of ERISA, (ii) a “plan” as described in Section 4975(e)(1) of the Internal Revenue Code of 1986, as amended or (iii) any entity whose underlying assets include “plan assets” by reason of an employee benefit plan’s or a plan’s investment in the entity. We suggest that an employee benefit plan, any other retirement plan or arrangement and any entity deemed to hold “plan assets” of any employee benefit plan or other plan, consult with its counsel before purchasing the notes.

RATINGS

We will not issue the Class A notes unless they are rated in the highest rating category for long-term obligations (i.e., “AAA”) by at least one nationally recognized rating agency. We will not issue the Class B notes unless they are rated in the “A” category for long-term obligations or its equivalent by at least one nationally recognized rating agency. We will not issue the Class C notes unless they are rated in the “BBB” category for long-term obligations or its equivalent by at least one nationally recognized rating agency.

RISK FACTORS

Before making an investment decision, you should carefully consider the factors that are set forth under the caption “Risk Factors” in the prospectus supplement and the prospectus.

Payment of interest on any Class B notes will be subordinated in priority to payment of interest on, and in limited circumstances principal of, the Class A notes.

Payment of principal of any Class B notes will be subordinated in priority to payment of interest on and principal of the Class A notes.

Payment of interest on any Class C notes will be subordinated in priority to payment of interest on, and in limited circumstances principal of, the Class A notes and the Class B notes.

Payment of principal of any Class C notes will be subordinated in priority to payment of interest on and principal of the Class A notes and the Class B notes.

THE RECEIVABLES POOL

Criteria Applicable to the Selection of Receivables

     The receivables to be sold to the trust were selected from GMAC’s portfolio based on several criteria, including that each receivable:

•	is secured by a new or used car or light truck;

•	is a scheduled interest receivable or a simple interest receivable;

•	was originated in the United States;

•	provides for level monthly payments that may vary from one another by no more than $5;

•	will amortize the amount financed over its original term to maturity;

•	has been originated or acquired by GMAC or its subsidiaries in the ordinary course of business;

•	has a first payment due date on or after June 1, 1999;

•	was originated on or after May 1, 1999;

•	has an original term of 6 to 72 months;

•	has a remaining term of not less than 6 months; and

•	as of the cutoff date, the receivable was not considered past due; that is, the payments due on that receivable in excess of $25 have been received within 30 days of the payment date.

     Scheduled interest receivables represent 35.38% of the aggregate amount financed as of the cutoff date. The balance of the aggregate amount financed as of the cutoff date is comprised of simple interest receivables. The receivables in the pool of receivables on the closing date will be the same receivables that comprised the pool of receivables on the cutoff date.

     The following tables describe the receivables pool as of the cutoff date:

Composition of the Receivables Pool

Aggregate Amount Financed	$3,313,888,879.69
Number of Contracts in Pool	189,292
Average Amount Financed	$17,506.76
Weighted Average Annual Percentage Rate of Receivables	4.24%
Weighted Average Annual Percentage Rate of Non-Subvented Receivables	10.13%
Discount Rate Applied to Subvented Receivables	7.50%
Weighted Average Original Maturity	60.62 months
Weighted Average Remaining Maturity (Range)	47.87 months (6 to 72 months)
Percentage of Contracts with Original Terms of less than or equal to 60 Months	74.37%
Percentage of Contracts with Original Terms of greater than 60 Months	25.63%
Percentage of New Cars and Light Trucks in Pool	80.00%
Percentage of Used Cars and Light Trucks in Pool	20.00%
Percentage of Subvented Receivables in Pool	72.84%
Percentage of Non-Subvented Receivables in Pool	27.16%

     Each of the percentages and averages in the preceding table is computed on the basis of the amount financed of each receivable as of the cutoff date. The “Weighted Average Annual Percentage Rate of Receivables” and “Weighted Average Annual Percentage Rate of Non-Subvented Receivables” in the preceding table are based on weighting by amount financed and remaining term of each receivable, each as of the cutoff date. The “Weighted Average Original Maturity” in the preceding table is based on weighting by original undiscounted principal balance of each receivable as of its date of origination.

Distribution of the Initial Receivables Pool by Annual Percentage Rate

			Percentage
Annual Percentage		Aggregate	of Aggregate
Rate Range	Number of Contracts	Amount Financed	Amount Financed
0.00% to 1.00%	62,150	$1,299,759,786	39.22%
1.01% to 2.00%	10,218	$238,069,162	7.18%
2.01% to 3.00%	13,613	$246,634,147	7.44%
3.01% to 4.00%	11,456	$223,792,938	6.76%
4.01% to 5.00%	9,536	$146,027,544	4.41%
5.01% to 6.00%	9,387	$108,898,786	3.29%
6.01% to 7.00%	13,678	$144,866,870	4.37%
7.01% to 8.00%	12,699	$205,429,097	6.20%
8.01% to 9.00%	13,391	$214,801,832	6.48%
9.01% to 10.00%	9,341	$145,458,565	4.39%
10.01% to 11.00%	6,962	$105,367,390	3.18%
11.01% to 12.00%	4,859	$72,374,761	2.18%
12.01% to 13.00%	4,233	$62,385,632	1.88%
13.01% to 14.00%	2,872	$40,414,737	1.22%
14.01% to 15.00%	1,318	$15,855,324	0.48%
15.01% to 16.00%	869	$10,046,834	0.30%
16.01% to 17.00%	715	$8,463,952	0.26%
17.01% to 18.00%	1,170	$15,578,324	0.47%
18.01% to 19.00%	424	$5,309,964	0.16%
19.01% to 20.00%	401	$4,353,235	0.13%

Total	189,292	$3,313,888,880	100.00%

Distribution of the Receivables Pool by State

     The pool of receivables includes receivables originated in 49 states and the District of Columbia. The following table sets forth the percentage of the aggregate amount financed in the states with the largest concentration of receivables. No other state accounts for more than 4.34% of the aggregate amount financed. The following breakdown by state is based on the billing addresses of the obligors on the receivables:

Percentage of Aggregate
State	Amount Financed
California	9.35%
Texas	8.19%
New York	5.75%
Pennsylvania	5.46%
Florida	5.43%
Illinois	5.32%

THE SERVICER

Delinquencies, Repossessions, Bankruptcies and Net Losses

     For GMAC’s entire U.S. portfolio of new and used retail car and light truck receivables, including receivables sold by GMAC that it continues to service, the table on the following page shows GMAC’s experience for both new and used retail car and light truck receivables on a combined basis for:

•	delinquencies,

•	repossessions,

•	bankruptcies, and

•	net losses.

     Fluctuations in delinquencies, repossessions, bankruptcies and losses generally follow trends in the overall economic environment and may be affected by such factors as:

•	competition for obligors,

•	the supply and demand for both new and used cars and light trucks,

•	consumer debt burden per household, and

•	personal bankruptcies.

     Credit fundamentals in GMAC’s consumer automotive portfolio remain strong, with improvements in delinquency trends, repossession activity and consumer credit loss rates in the first quarter of 2005, as compared to the same period in 2004. The decline in loss severity is attributable to the strengthening in the used vehicle market resulting from lower supply of used vehicles. The increase in the number of bankruptcies reflects in part increased activity as a result of recently passed legislation, which will make it more difficult for consumers to file for bankruptcy protection in the future.

     There can be no assurance that the delinquency, repossession, bankruptcy and net loss experience on the receivables will be comparable to that set forth below or that the factors or beliefs described above will remain applicable.

	Three Months Ended
	March 31		Year Ended December 31
New and Used Car
and Light Truck Contracts	2005	2004	2004	2003	2002
Total Retail Contracts Outstanding at End of the Period (excluding bankruptcies) (in thousands)	4,855	5,030	4,957	5,070	4,795

Average Daily Delinquency
31-60 Days	1.86%	1.85%	1.88%	1.79%	1.82%
61-90 Days	0.18%	0.21%	0.20%	0.19%	0.20%
91 Days or More	0.02%	0.03%	0.02%	0.02%	0.02%

Repossessions as a Percent of Average Number of Contracts Outstanding	1.79%	1.94%	1.79%	1.83%	1.86%

Net Losses as a Percent of Liquidations	1.09%	1.70%	1.46%	1.77%	1.55%

Net Losses as a Percent of Average Gross Receivables	0.61%	0.84%	0.76%	0.86%	0.74%

Net Losses as a Percent of Average Net Receivables	0.79%	1.01%	0.91%	0.93%	0.82%

Total Retail Contracts Outstanding at End of the Period (including bankruptcies) (in thousands)	4,943	5,107	5,043	5,146	4,864

Bankruptcies as a Percent of Average Number of Contracts Outstanding (including bankruptcies)	1.75%	1.48%	1.59%	1.48%	1.39%

     The servicer’s current practice is generally to write off receivables, other than those with respect to which the related obligor is in bankruptcy, that are more than 90 days past due. The “Average Daily Delinquency” percentages shown in the preceding table are each calculated on the basis of the average number of receivables delinquent at any time during a month (excluding receivables where the related obligor is in bankruptcy), divided by the number of receivables outstanding at the end of that month, and averaged for all months in the indicated period. The “Net Losses as a Percent of Liquidations” and the “Net Losses as a Percent of Average Gross Receivables” percentages in the preceding table are based on the gross balance of the receivables including unearned finance charges. Liquidations represent the reduction to the receivables from payments and charge-offs. The “Net Losses as a Percent of Average Net Receivables” percentages in the preceding table are based on the principal balance of the receivables reduced for the unearned rate support received from General Motors. The “Bankruptcies as a Percent of Average Number of Contracts Outstanding” percentages in the preceding table represent the number of bankruptcies on the last day of each month and averaged for the indicated period divided by the number of receivables outstanding on the last day of each month and averaged for the indicated period.

     The “Repossessions as a Percent of Average Number of Contracts Outstanding,” “Net Losses as a Percent of Average Gross Receivables” and “Net Losses as a Percent of Average Net Receivables” for the three months ended March 31, 2005 and 2004 are reported as annualized rates, which annualization may not reflect the actual annual results.

     The “Net Losses as a Percent of Average Net Receivables” represent actual charge-offs, net of recoveries, on GMAC’s U.S. auto operations retail portfolio. Net losses include the initial write-down to fair market value of all repossessed vehicles in the month of repossession.

WEIGHTED AVERAGE LIFE OF THE NOTES

     Prepayments on automotive receivables can be measured relative to a prepayment standard or model. The model used in this term sheet to present the projected weighted average life of each class of notes, the Absolute Prepayment Model, or ABS, assumes a rate of prepayment each month relative to the original number of receivables in a pool of receivables. ABS further assumes that all the receivables are uniform as to size and maturity and amortize at the same rate and that each receivable in each month of its life will either be paid as scheduled or be prepaid in full. For example, in a pool of receivables assumed to originally contain 10,000 uniform receivables, a 1% ABS rate means that 100 receivables prepay each month. ABS does not purport to be a historical description of prepayment experience or a prediction of the anticipated rate of prepayment of any pool of receivables, including the receivables owned by the trust.

     As the rate of payment of principal of each class of notes will depend on the rate of payment, including prepayments, of the principal balance of the receivables, final payment of each class of notes could occur significantly earlier than the final scheduled distribution date for that class of notes. Reinvestment risk associated with early payment of the notes will be borne exclusively by the noteholders.

     The tables below under the heading “Percent of Initial Note Principal Balance Outstanding at Various ABS Percentages” have been prepared on the basis of indicated ABS percentages. The indicated ABS percentages have been applied to the hypothetical pool of receivables, consisting of a hypothetical pool of subvented receivables and a hypothetical pool of non-subvented receivables.

     The “hypothetical pool of subvented receivables” is a pool of uniform receivables with aggregate remaining payments in each month, measured as of the cutoff date, equal to those of the subvented receivables owned by the trust on the closing date. The table below under the heading “Schedule of Remaining Payments by Month” sets forth the remaining payments in each month, measured as of the cutoff date, on the subvented receivables owned by the trust on the closing date. The initial aggregate present value of these remaining payments, using a discount rate of 7.50%, is equal to $2,170,048,905.87.

     The “hypothetical pool of non-subvented receivables” is a pool of receivables that have been further disaggregated into twelve smaller hypothetical pools having the characteristics set forth in the table below. The level scheduled monthly payment for each of the hypothetical pools is based on aggregate principal balance, annual percentage rate and remaining term to maturity as of the cutoff date such that each hypothetical pool set forth below will be fully amortized by the end of its remaining term to maturity.

				Original	Remaining
	Aggregate	Annual	Assumed	Term to	Term to
	Principal	Percentage	Cutoff	Maturity	Maturity
Pool	Balance	Rate	Date	(in Months)	(in Months)
1	$452,781.50	10.040%	5/1/2005	37	6
2	$10,984,108.01	10.697%	5/1/2005	53	16
3	$18,076,566.22	10.669%	5/1/2005	54	22
4	$35,473,472.30	10.263%	5/1/2005	55	28
5	$49,145,345.83	10.192%	5/1/2005	54	33
6	$75,087,419.21	10.237%	5/1/2005	61	40
7	$107,427,087.72	10.391%	5/1/2005	61	46
8	$244,271,960.15	10.184%	5/1/2005	62	52
9	$234,642,056.84	10.063%	5/1/2005	61	57
10	$63,256,511.10	9.561%	5/1/2005	72	64
11	$56,430,623.99	10.164%	5/1/2005	72	69
12	$4,784,385.43	10.580%	5/1/2005	47	10

     In addition, the following assumptions have been used in preparing the tables below:

1.	the receivables prepay in full at the specified constant percentage of ABS monthly, with no defaults, losses or repurchases;

2.	each payment on the receivables is made on the last day of each month and each month has 30 days;

3.	payments on the notes are made on each distribution date (and each distribution date is assumed to be the 15th day of each applicable month), commencing June 15, 2005;

4.	except as indicated in the following tables, the servicer exercises its 10% clean-up call option to purchase the receivables on the earliest permissible date;

5.	the basic servicing fee is paid monthly and equals 1% per annum;

6.	the closing date occurs on June 2, 2005; and

7.	no event of default occurs.

     The actual characteristics and performance of the receivables will differ from the assumptions used in constructing the following tables. The assumptions used are hypothetical and have been provided only to give a general sense of how the principal cash flows might behave under varying prepayment scenarios. For example, it is very unlikely that the receivables will prepay at a constant level of ABS until maturity or that all of the receivables will prepay at the same level of ABS. Any difference between each of those assumptions and the actual characteristics and performance of the receivables, or actual prepayment experience, will affect the percentages of initial balances outstanding over time and the weighted average lives of the notes.

     The following tables indicate the projected weighted average life of each class of notes and set forth the percent of the initial principal balance of each class of notes that is projected to be outstanding after each of the distribution dates shown at various constant ABS percentages.

Percent of Initial Note Principal Balance Outstanding
at Various ABS Percentages

     The weighted average life of a class of notes as set forth in each of the tables below is determined by (a) multiplying the amount of each principal payment on a note of that class by the number of years from the date of the issuance of the related note to the related distribution date, (b) adding the results, and (c) dividing the sum by the related initial principal balance of the note. The calculation in the row in each of the tables below labeled “Weighted Average Life (Years) to call” assumes that the servicer exercises its 10% clean-up call option to purchase the receivables on the earliest permissible date. The calculation in the row in each of the tables listed below labeled “Weighted Average Life (Years) to maturity” assumes that the servicer does not exercise its 10% clean-up call option.

Percent of the Initial Note Principal Balance Outstanding – Class A-1 Notes
Distribution Date	0.00%	0.50%	1.20%	1.40%	1.60%	1.80%
Closing Date	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%
6/15/2005	88.62%	85.69%	80.78%	79.16%	77.41%	75.51%
7/15/2005	77.16%	71.43%	61.82%	58.64%	55.22%	51.51%
8/15/2005	65.63%	57.21%	43.12%	38.46%	33.44%	28.01%
9/15/2005	54.01%	43.04%	24.68%	18.61%	12.08%	5.01%
10/15/2005	42.32%	28.92%	6.51%	0.00%	0.00%	0.00%
11/15/2005	30.57%	14.86%	0.00%	0.00%	0.00%	0.00%
12/15/2005	18.85%	0.97%	0.00%	0.00%	0.00%	0.00%
1/15/2006	7.14%	0.00%	0.00%	0.00%	0.00%	0.00%
2/15/2006	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Weighted Average Life (Years) to call	0.36	0.29	0.22	0.20	0.18	0.17
Weighted Average Life (Years) to maturity	0.36	0.29	0.22	0.20	0.18	0.17

Percent of the Initial Note Principal Balance Outstanding – Class A-2 Notes
Distribution Date	0.00%	0.50%	1.20%	1.40%	1.60%	1.80%
Closing Date	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%
6/15/2005	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%
7/15/2005	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%
8/15/2005	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%
9/15/2005	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%
10/15/2005	100.00%	100.00%	100.00%	99.29%	93.03%	86.26%
11/15/2005	100.00%	100.00%	91.05%	84.24%	76.92%	69.00%
12/15/2005	100.00%	100.00%	77.29%	69.55%	61.22%	52.23%
1/15/2006	100.00%	89.95%	63.80%	55.18%	45.91%	35.91%
2/15/2006	96.39%	79.23%	50.58%	41.13%	30.99%	20.05%
3/15/2006	87.16%	68.59%	37.60%	27.39%	16.44%	4.62%
4/15/2006	77.99%	58.09%	24.93%	14.01%	2.30%	0.00%
5/15/2006	68.78%	47.68%	12.51%	0.94%	0.00%	0.00%
6/15/2006	59.55%	37.33%	0.33%	0.00%	0.00%	0.00%
7/15/2006	50.27%	27.05%	0.00%	0.00%	0.00%	0.00%
8/15/2006	40.96%	16.82%	0.00%	0.00%	0.00%	0.00%
9/15/2006	31.60%	6.67%	0.00%	0.00%	0.00%	0.00%
10/15/2006	22.32%	0.00%	0.00%	0.00%	0.00%	0.00%
11/15/2006	13.03%	0.00%	0.00%	0.00%	0.00%	0.00%
12/15/2006	3.79%	0.00%	0.00%	0.00%	0.00%	0.00%
1/15/2007	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Weighted Average Life (Years) to call	1.16	0.98	0.75	0.70	0.64	0.59
Weighted Average Life (Years) to maturity	1.16	0.98	0.75	0.70	0.64	0.59

Percent of the Initial Note Principal Balance Outstanding – Class A-3 Notes
Distribution Date	0.00%	0.50%	1.20%	1.40%	1.60%	1.80%
Closing Date	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%
6/15/2005	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%
7/15/2005	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%
8/15/2005	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%
9/15/2005	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%
10/15/2005	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%
11/15/2005	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%
12/15/2005	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%
1/15/2006	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%
2/15/2006	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%
3/15/2006	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%
4/15/2006	100.00%	100.00%	100.00%	100.00%	100.00%	87.96%
5/15/2006	100.00%	100.00%	100.00%	100.00%	86.62%	71.02%
6/15/2006	100.00%	100.00%	100.00%	86.19%	70.97%	54.60%
7/15/2006	100.00%	100.00%	86.45%	71.63%	55.75%	38.67%
8/15/2006	100.00%	100.00%	72.80%	57.42%	40.95%	23.24%
9/15/2006	100.00%	100.00%	59.42%	43.55%	26.57%	8.33%
10/15/2006	100.00%	96.12%	46.41%	30.11%	12.66%	0.00%
11/15/2006	100.00%	84.57%	33.71%	17.04%	0.00%	0.00%
12/15/2006	100.00%	73.18%	21.36%	4.38%	0.00%	0.00%
1/15/2007	93.67%	61.94%	9.35%	0.00%	0.00%	0.00%
2/15/2007	82.92%	50.82%	0.00%	0.00%	0.00%	0.00%
3/15/2007	72.15%	39.80%	0.00%	0.00%	0.00%	0.00%
4/15/2007	61.53%	29.02%	0.00%	0.00%	0.00%	0.00%
5/15/2007	50.90%	18.34%	0.00%	0.00%	0.00%	0.00%
6/15/2007	40.27%	7.78%	0.00%	0.00%	0.00%	0.00%
7/15/2007	29.63%	0.00%	0.00%	0.00%	0.00%	0.00%
8/15/2007	19.00%	0.00%	0.00%	0.00%	0.00%	0.00%
9/15/2007	8.45%	0.00%	0.00%	0.00%	0.00%	0.00%
10/15/2007	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Weighted Average Life (Years) to call	2.00	1.75	1.39	1.29	1.20	1.11
Weighted Average Life (Years) to maturity	2.00	1.75	1.39	1.29	1.20	1.11

Percent of the Initial Note Principal Balance Outstanding – Class A-4 Notes
Distribution Date	0.00%	0.50%	1.20%	1.40%	1.60%	1.80%
Closing Date	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%
6/15/2005	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%
7/15/2005	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%
8/15/2005	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%
9/15/2005	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%
10/15/2005	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%
11/15/2005	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%
12/15/2005	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%
1/15/2006	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%
2/15/2006	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%
3/15/2006	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%
4/15/2006	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%
5/15/2006	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%
6/15/2006	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%
7/15/2006	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%
8/15/2006	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%
9/15/2006	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%
10/15/2006	100.00%	100.00%	100.00%	100.00%	100.00%	95.21%
11/15/2006	100.00%	100.00%	100.00%	100.00%	99.37%	84.26%
12/15/2006	100.00%	100.00%	100.00%	100.00%	89.13%	73.75%
1/15/2007	100.00%	100.00%	100.00%	93.78%	79.25%	63.67%
2/15/2007	100.00%	100.00%	98.14%	84.40%	69.73%	54.00%
3/15/2007	100.00%	100.00%	89.14%	75.31%	60.55%	44.74%
4/15/2007	100.00%	100.00%	80.44%	66.56%	51.75%	35.89%
5/15/2007	100.00%	100.00%	71.99%	58.11%	43.29%	27.44%
6/15/2007	100.00%	100.00%	63.77%	49.94%	35.18%	19.40%
7/15/2007	100.00%	97.89%	55.79%	42.06%	27.42%	11.76%
8/15/2007	100.00%	89.74%	48.06%	34.48%	20.00%	4.52%
9/15/2007	100.00%	81.72%	40.60%	27.21%	12.95%	0.00%
10/15/2007	98.66%	74.06%	33.56%	20.37%	6.33%	0.00%
11/15/2007	90.76%	66.59%	26.80%	13.86%	0.08%	0.00%
12/15/2007	82.97%	59.28%	20.33%	7.67%	0.00%	0.00%
1/15/2008	75.28%	52.14%	14.14%	1.79%	0.00%	0.00%
2/15/2008	67.77%	45.24%	8.26%	0.00%	0.00%	0.00%
3/15/2008	60.69%	38.76%	2.80%	0.00%	0.00%	0.00%
4/15/2008	53.75%	32.48%	0.00%	0.00%	0.00%	0.00%
5/15/2008	46.89%	26.33%	0.00%	0.00%	0.00%	0.00%
6/15/2008	40.18%	20.37%	0.00%	0.00%	0.00%	0.00%
7/15/2008	33.63%	14.62%	0.00%	0.00%	0.00%	0.00%
8/15/2008	27.22%	9.05%	0.00%	0.00%	0.00%	0.00%
9/15/2008	20.95%	3.65%	0.00%	0.00%	0.00%	0.00%
10/15/2008	15.10%	0.00%	0.00%	0.00%	0.00%	0.00%
11/15/2008	9.36%	0.00%	0.00%	0.00%	0.00%	0.00%
12/15/2008	3.71%	0.00%	0.00%	0.00%	0.00%	0.00%
1/15/2009	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Weighted Average Life (Years) to call	2.98	2.71	2.25	2.10	1.95	1.80
Weighted Average Life (Years) to maturity	2.98	2.71	2.25	2.10	1.95	1.80

Percent of the Initial Note Principal Balance Outstanding – Class A-5 Notes
Distribution Date	0.00%	0.50%	1.20%	1.40%	1.60%	1.80%
Closing Date	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%
6/15/2005	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%
7/15/2005	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%
8/15/2005	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%
9/15/2005	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%
10/15/2005	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%
11/15/2005	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%
12/15/2005	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%
1/15/2006	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%
2/15/2006	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%
3/15/2006	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%
4/15/2006	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%
5/15/2006	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%
6/15/2006	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%
7/15/2006	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%
8/15/2006	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%
9/15/2006	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%
10/15/2006	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%
11/15/2006	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%
12/15/2006	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%
1/15/2007	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%
2/15/2007	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%
3/15/2007	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%
4/15/2007	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%
5/15/2007	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%
6/15/2007	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%
7/15/2007	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%
8/15/2007	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%
9/15/2007	100.00%	100.00%	100.00%	100.00%	100.00%	92.42%
10/15/2007	100.00%	100.00%	100.00%	100.00%	100.00%	71.34%
11/15/2007	100.00%	100.00%	100.00%	100.00%	100.00%	51.62%
12/15/2007	100.00%	100.00%	100.00%	100.00%	80.79%	0.00%
1/15/2008	100.00%	100.00%	100.00%	100.00%	62.48%	0.00%
2/15/2008	100.00%	100.00%	100.00%	87.62%	45.40%	0.00%
3/15/2008	100.00%	100.00%	100.00%	70.67%	0.00%	0.00%
4/15/2008	100.00%	100.00%	92.10%	54.72%	0.00%	0.00%
5/15/2008	100.00%	100.00%	75.73%	39.66%	0.00%	0.00%
6/15/2008	100.00%	100.00%	60.23%	0.00%	0.00%	0.00%
7/15/2008	100.00%	100.00%	45.60%	0.00%	0.00%	0.00%
8/15/2008	100.00%	100.00%	0.00%	0.00%	0.00%	0.00%
9/15/2008	100.00%	100.00%	0.00%	0.00%	0.00%	0.00%
10/15/2008	100.00%	95.52%	0.00%	0.00%	0.00%	0.00%
11/15/2008	100.00%	79.46%	0.00%	0.00%	0.00%	0.00%
12/15/2008	100.00%	63.83%	0.00%	0.00%	0.00%	0.00%
1/15/2009	93.90%	48.63%	0.00%	0.00%	0.00%	0.00%
2/15/2009	75.92%	33.93%	0.00%	0.00%	0.00%	0.00%
3/15/2009	58.46%	0.00%	0.00%	0.00%	0.00%	0.00%
4/15/2009	42.76%	0.00%	0.00%	0.00%	0.00%	0.00%
5/15/2009	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Weighted Average Life (Years) to call	3.85	3.64	3.10	2.91	2.69	2.47
Weighted Average Life (Years) to maturity	3.88	3.66	3.15	2.94	2.73	2.51

Percent of the Initial Note Principal Balance Outstanding – Class B Notes
Distribution Date	0.00%	0.50%	1.20%	1.40%	1.60%	1.80%
Closing Date	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%
6/15/2005	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%
7/15/2005	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%
8/15/2005	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%
9/15/2005	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%
10/15/2005	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%
11/15/2005	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%
12/15/2005	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%
1/15/2006	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%
2/15/2006	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%
3/15/2006	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%
4/15/2006	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%
5/15/2006	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%
6/15/2006	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%
7/15/2006	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%
8/15/2006	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%
9/15/2006	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%
10/15/2006	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%
11/15/2006	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%
12/15/2006	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%
1/15/2007	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%
2/15/2007	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%
3/15/2007	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%
4/15/2007	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%
5/15/2007	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%
6/15/2007	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%
7/15/2007	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%
8/15/2007	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%
9/15/2007	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%
10/15/2007	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%
11/15/2007	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%
12/15/2007	100.00%	100.00%	100.00%	100.00%	100.00%	0.00%
1/15/2008	100.00%	100.00%	100.00%	100.00%	100.00%	0.00%
2/15/2008	100.00%	100.00%	100.00%	100.00%	100.00%	0.00%
3/15/2008	100.00%	100.00%	100.00%	100.00%	0.00%	0.00%
4/15/2008	100.00%	100.00%	100.00%	100.00%	0.00%	0.00%
5/15/2008	100.00%	100.00%	100.00%	100.00%	0.00%	0.00%
6/15/2008	100.00%	100.00%	100.00%	0.00%	0.00%	0.00%
7/15/2008	100.00%	100.00%	100.00%	0.00%	0.00%	0.00%
8/15/2008	100.00%	100.00%	0.00%	0.00%	0.00%	0.00%
9/15/2008	100.00%	100.00%	0.00%	0.00%	0.00%	0.00%
10/15/2008	100.00%	100.00%	0.00%	0.00%	0.00%	0.00%
11/15/2008	100.00%	100.00%	0.00%	0.00%	0.00%	0.00%
12/15/2008	100.00%	100.00%	0.00%	0.00%	0.00%	0.00%
1/15/2009	100.00%	100.00%	0.00%	0.00%	0.00%	0.00%
2/15/2009	100.00%	100.00%	0.00%	0.00%	0.00%	0.00%
3/15/2009	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%
4/15/2009	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%
5/15/2009	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Weighted Average Life (Years) to call	3.95	3.79	3.20	3.04	2.79	2.54
Weighted Average Life (Years) to maturity	4.34	4.16	3.68	3.46	3.20	2.92

Percent of the Initial Note Principal Balance Outstanding – Class C Notes
Distribution Date	0.00%	0.50%	1.20%	1.40%	1.60%	1.80%
Closing Date	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%
6/15/2005	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%
7/15/2005	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%
8/15/2005	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%
9/15/2005	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%
10/15/2005	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%
11/15/2005	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%
12/15/2005	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%
1/15/2006	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%
2/15/2006	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%
3/15/2006	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%
4/15/2006	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%
5/15/2006	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%
6/15/2006	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%
7/15/2006	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%
8/15/2006	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%
9/15/2006	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%
10/15/2006	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%
11/15/2006	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%
12/15/2006	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%
1/15/2007	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%
2/15/2007	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%
3/15/2007	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%
4/15/2007	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%
5/15/2007	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%
6/15/2007	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%
7/15/2007	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%
8/15/2007	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%
9/15/2007	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%
10/15/2007	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%
11/15/2007	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%
12/15/2007	100.00%	100.00%	100.00%	100.00%	100.00%	0.00%
1/15/2008	100.00%	100.00%	100.00%	100.00%	100.00%	0.00%
2/15/2008	100.00%	100.00%	100.00%	100.00%	100.00%	0.00%
3/15/2008	100.00%	100.00%	100.00%	100.00%	0.00%	0.00%
4/15/2008	100.00%	100.00%	100.00%	100.00%	0.00%	0.00%
5/15/2008	100.00%	100.00%	100.00%	100.00%	0.00%	0.00%
6/15/2008	100.00%	100.00%	100.00%	0.00%	0.00%	0.00%
7/15/2008	100.00%	100.00%	100.00%	0.00%	0.00%	0.00%
8/15/2008	100.00%	100.00%	0.00%	0.00%	0.00%	0.00%
9/15/2008	100.00%	100.00%	0.00%	0.00%	0.00%	0.00%
10/15/2008	100.00%	100.00%	0.00%	0.00%	0.00%	0.00%
11/15/2008	100.00%	100.00%	0.00%	0.00%	0.00%	0.00%
12/15/2008	100.00%	100.00%	0.00%	0.00%	0.00%	0.00%
1/15/2009	100.00%	100.00%	0.00%	0.00%	0.00%	0.00%
2/15/2009	100.00%	100.00%	0.00%	0.00%	0.00%	0.00%
3/15/2009	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%
4/15/2009	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%
5/15/2009	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Weighted Average Life (Years) to call	3.95	3.79	3.20	3.04	2.79	2.54
Weighted Average Life (Years) to maturity	4.67	4.51	4.07	3.84	3.53	3.19

Percent of the Initial Note Principal Balance Outstanding – Class D Notes
Distribution Date	0.00%	0.50%	1.20%	1.40%	1.60%	1.80%
Closing Date	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%
6/15/2005	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%
7/15/2005	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%
8/15/2005	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%
9/15/2005	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%
10/15/2005	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%
11/15/2005	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%
12/15/2005	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%
1/15/2006	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%
2/15/2006	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%
3/15/2006	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%
4/15/2006	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%
5/15/2006	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%
6/15/2006	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%
7/15/2006	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%
8/15/2006	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%
9/15/2006	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%
10/15/2006	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%
11/15/2006	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%
12/15/2006	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%
1/15/2007	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%
2/15/2007	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%
3/15/2007	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%
4/15/2007	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%
5/15/2007	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%
6/15/2007	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%
7/15/2007	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%
8/15/2007	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%
9/15/2007	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%
10/15/2007	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%
11/15/2007	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%
12/15/2007	100.00%	100.00%	100.00%	100.00%	100.00%	0.00%
1/15/2008	100.00%	100.00%	100.00%	100.00%	100.00%	0.00%
2/15/2008	100.00%	100.00%	100.00%	100.00%	100.00%	0.00%
3/15/2008	100.00%	100.00%	100.00%	100.00%	0.00%	0.00%
4/15/2008	100.00%	100.00%	100.00%	100.00%	0.00%	0.00%
5/15/2008	100.00%	100.00%	100.00%	100.00%	0.00%	0.00%
6/15/2008	100.00%	100.00%	100.00%	0.00%	0.00%	0.00%
7/15/2008	100.00%	100.00%	100.00%	0.00%	0.00%	0.00%
8/15/2008	100.00%	100.00%	0.00%	0.00%	0.00%	0.00%
9/15/2008	100.00%	100.00%	0.00%	0.00%	0.00%	0.00%
10/15/2008	100.00%	100.00%	0.00%	0.00%	0.00%	0.00%
11/15/2008	100.00%	100.00%	0.00%	0.00%	0.00%	0.00%
12/15/2008	100.00%	100.00%	0.00%	0.00%	0.00%	0.00%
1/15/2009	100.00%	100.00%	0.00%	0.00%	0.00%	0.00%
2/15/2009	100.00%	100.00%	0.00%	0.00%	0.00%	0.00%
3/15/2009	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%
4/15/2009	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%
5/15/2009	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Weighted Average Life (Years) to call	3.95	3.79	3.20	3.04	2.79	2.54
Weighted Average Life (Years) to maturity	5.00	4.80	4.34	4.10	3.76	3.36

Schedule of Remaining Payments by Month
Collection Period	Scheduled Payments
May 2005	59,957,438.91
June 2005	59,957,438.91
July 2005	59,957,438.91
August 2005	59,953,732.42
September 2005	59,945,990.18
October 2005	59,866,433.64
November 2005	59,277,677.66
December 2005	58,821,391.59
January 2006	58,443,172.71
February 2006	58,123,724.27
March 2006	57,826,311.98
April 2006	57,547,744.04
May 2006	57,322,777.67
June 2006	57,182,861.69
July 2006	57,005,226.56
August 2006	56,834,656.01
September 2006	56,627,381.66
October 2006	56,232,446.77
November 2006	55,447,495.23
December 2006	54,821,521.61
January 2007	54,379,943.01
February 2007	54,014,135.28
March 2007	53,633,287.23
April 2007	53,228,814.39
May 2007	52,798,049.32
June 2007	52,382,517.24
July 2007	51,926,786.30
August 2007	51,019,617.71
September 2007	49,574,106.83
October 2007	48,294,812.84
November 2007	47,098,368.15
December 2007	45,938,987.20
January 2008	44,089,276.23
February 2008	42,231,398.02
March 2008	40,737,288.74
April 2008	39,770,248.99
May 2008	38,281,963.25
June 2008	36,686,381.65
July 2008	35,291,787.80
August 2008	33,905,770.80
September 2008	32,547,491.05
October 2008	31,439,540.31
November 2008	30,440,676.46
December 2008	29,452,725.32

Schedule of Remaining Payments by Month
Collection Period	Scheduled Payments
January 2009	28,245,012.17
February 2009	26,758,664.72
March 2009	25,252,967.40
April 2009	23,957,719.41
May 2009	22,607,035.98
June 2009	20,861,378.84
July 2009	19,241,499.89
August 2009	17,906,305.03
September 2009	16,326,623.04
October 2009	14,486,072.77
November 2009	12,566,981.81
December 2009	10,591,327.55
January 2010	8,807,496.51
February 2010	7,075,800.16
March 2010	5,465,820.47
April 2010	5,214,755.60
May 2010	5,095,751.32
June 2010	4,936,407.05
July 2010	4,782,548.25
August 2010	4,667,118.09
September 2010	4,419,380.82
October 2010	3,651,894.88
November 2010	2,261,391.35
December 2010	1,795,720.02
January 2011	1,054,874.33
February 2011	362,471.19
March 2011	22,952.25
April 2011	1.16